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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 28, 2009

                           BLACKWATER MIDSTREAM CORP.
             (Exact name of registrant as specified in its charter)


            NEVADA                        000-51403               26-2590455
            ------                        ---------               ----------
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

           660 LABAUVE DRIVE
              WESTWEGO, LA                                         70094
              ------------                                         -----
(Address of Principal Executive Offices)                         (Zip Code)

                                 (504) 340-3000
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The information relating to the Purchase Agreement (as defined below) included in Item 3.02 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

         On January 28, 2009, Blackwater Midstream Corp. (the "Company") entered into certain subscription agreements (collectively, the "Purchase Agreement") with certain investors (the "Investors") for the sale of an aggregate of 8,224,600 shares of its common stock, par value $.001 per share, at a purchase price of $0.25 per share for gross proceeds of $2,056,150 (the "December 2008 Offering"). Pursuant to the terms of the Purchase Agreement the Investors are entitled to receive one share of common stock at no additional consideration for each four shares for which they subscribed, resulting in an effective purchase price of $0.20 per share. This results in an additional 2,056,150 shares (collectively, the "Free Shares") in the aggregate to be issued to the purchasers, at no additional consideration, resulting in an aggregate of 10,280,750 shares to be issued to the investors. Certain founding stockholders of the Company may transfer certain of their shares to the investors (up to the number of Free Shares to be issued) so that the Company will not be required to issue such additional shares. The Company will issue an additional Form 8-K to inform stockholders of whether the Free Shares will be newly issued or transferred by certain of the Company's founding stockholders.

         The Purchase Agreement sets forth certain rights and obligations of the parties, as well as customary representations and warranties by the Company and the Investors, including anti-dilution and preemptive rights. The issuance of the shares pursuant to the December 2008 Offering is exempt from registration under Regulation D and Section 4(2) of the Securities Act of 1933, as amended.

         In connection with the December 2008 Offering, the Company engaged Falcon Capital Limited to act as placement agent. Falcon Capital secured Purchase Agreements for a total of 5,424,600 shares and received a fee of $135,615, or 10% of the gross proceeds for the portion of the December 2008 Offering attributable to them, as well as 542,460 restricted shares of the Company's common stock.

         The December 2008 Offering triggered anti-dilution rights of investors in its August 2008 private placement, in which the Company sold of 2,092,500 shares for gross proceeds of $4,185,000, par value $.001 per share, at a purchase price of $2.00 per share (the "August 2008 Offering"). At its meeting on January 28, 2009, the Board of Directors established that the anti-dilution protection rights in the August 2008 Offering result in a re-pricing of the per share amount paid in the August 2008 Offering to $0.40 per share, for an aggregate additional issuance of 8,704,800 shares, including an additional 334,800 shares issued to Falcon Capital, the placement agent in the August 2008 offering. Therefore, investors in the August 2008 Offering will receive four shares of restricted common stock of the Company for every one share purchased in the August 2008 Offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

  EXHIBIT NO.     EXHIBIT DESCRIPTION
  -----------     -------------------
     10.1         Form of December 2008 Subscription Agreement
     10.2         Form of August 2008 Subscription Agreement

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 2, 2009

                                             BLACKWATER MIDSTREAM CORP.
                                             a Nevada corporation



                                             By: /s/ Donald St. Pierre
                                                 -------------------------------
                                                     Donald St. Pierre
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX


  EXHIBIT NO.     EXHIBIT DESCRIPTION
  -----------     -------------------
     10.1         Form of December 2008 Subscription Agreement
     10.2         Form of August 2008 Subscription Agreement